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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

         Date of Report (Date of earliest event report):  June 11, 1996
                                                          ------------


     BANK OF AMERICA                                     BANK OF AMERICA, FSB
     NATIONAL TRUST AND
     SAVINGS ASSOCIATION


- --------------------------------------------------------------------------------
                 (EXACT NAME OF REGISTRANTS AS SPECIFIED IN CHARTER)


          United States                                 United States
- --------------------------------------------------------------------------------
                   (STATE OF OTHER JURISDICTION OF INCORPORATION)


                                        333-3200
                                        --------
                                (COMMISSION FILE NUMBER)

          94-1687665                                       91-0221850
- --------------------------------------------------------------------------------
                    (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


     555 California Street                            555 California Street
     San Francisco, CA 94104                          San Francisco, CA 94104
     (415) 622-3530                                   (415) 622-2220
- --------------------------------------------------------------------------------
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)




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Item 5. OTHER EVENTS

FILING OF COMPUTATIONAL MATERIALS.*

     In connection with the offering of BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates, Series 1996-1 (the "Publicly Offered Certificates"), each of Morgan Stanley & Co. Incorporated and Greenwich Capital Markets, Inc., as underwriters of the Publicly Offered Certificates, has prepared certain additional materials (the "Computational Materials") for distribution to potential investors in the offering.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated materials or charts displaying, with respect to the Publicly Offered Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. Certain of the Computational Materials prepared by Morgan Stanley & Co. Incorporated and by Greenwich Capital Markets, Inc. are attached hereto as Exhibits 99.1 and 99.2, respectively. Certain other Computational Materials are being filed concurrently in paper format, pursuant to a continuing hardship exemption under Rule 202 of Regulation S-T.

- ----------------
* Capitalized terms used herein without definition shall have the meanings assigned to them in the Preliminary Prospectus Supplement and related Prospectus, both dated June 3, 1995, of the Registrants relating to the Publicly Offered Certificates.



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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1 Additional Computational Materials prepared by Morgan Stanley & Co. Incorporated.

      99.2 Additional Computational Materials prepared by Greenwich Capital Markets, Inc.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION

                                   BANK OF AMERICA, FSB


                                   By: /s/ John W. Wheeler
                                      -----------------------------------------
                                           John W. Wheeler*
                                   Dated:  June 11, 1996.
                                           San Diego, California


* Mr. Wheeler is an Executive Vice President of Bank of America National Trust and Savings Association and President and Division Chief Executive Officer of Bank of America, FSB.



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                                EXHIBIT INDEX

     (ENTRIES FOLLOWED BY (P) ARE BEING FILED IN PAPER FORMAT PURSUANT TO A CONTINUING HARDSHIP EXEMPTION GRANTED UNDER RULE 202 OF REGULATION S-T)

Exhibit                                                                   Page
- -------                                                                  -----

99.1  Additional Computational Materials prepared by Morgan Stanley &
      Co. Incorporated                                                       7

      (a)  Morgan Stanley & Co. Incorporated Cover Page

      (b) Tables of Cash Flows at Different Prepayment Speeds for the Class A-1 Certificates (P)

      (c) Tables of Cash Flows at Different Balances for Class B-1 Certificates (P)

      (d)  Price/Yield Tables for Class A-3 Certificates (P)

      (e)  Collateral Reports by:  (P)

           1.  OTerm

           2.  Current Balance

           3.  Coupon

           4.  LTV

           5.  New/Used

           6.  Original Balance

           7.  Origination Month

           8.  Origination Year

           9.  RTerm

           10. State
                                       5

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Exhibit                                                                   Page
- -------                                                                  -----

99.2  Additional Computational Materials prepared by Greenwich
      Capital Markets, Inc.                                                 9

      (a)  Greenwich Capital Markets, Inc. Cover Page

      (b)  Price/Yield Tables for Class A-1, A-2, A-3, A-4, A-5,
           A-6, A-7 and B-1 Certificates (P)



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